Exhibit 99.1

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

                         [$820,000,000] Offering Amount
                                FSA Bond Insured

TRANSACTION SUMMARY
----------------------------------------------------------------------------------------------------------------------
                                                  Estimated      Estimated        Estimated
                                                     WAL          Modified         Payment            Expected
                  Approximate                      to Call        Duration         Window              Ratings
Certificate(a)   Size ($000s)       Coupon         (years)        (years)       (# pmt dates)       (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
                    Certificates backed by Group One (Fixed Rate) Loans
Class A-1          [$71,697]         Fixed          [0.30]         [0.29]          1-7 (7)            P1 / A1+
Class A-2         [$166,138]         Fixed          [1.00]         [0.95]         7-19 (13)           Aaa / AAA
Class A-3         [$123,336]         Fixed          [2.00]         [1.84]        19-31 (13)           Aaa / AAA
Class A-4          [$85,804]         Fixed          [3.00]         [2.67]        31-43 (13)           Aaa / AAA
Class A-5          [$55,912]         Fixed          [4.00]         [3.46]        43-54 (12)           Aaa / AAA
Class A-6          [$71,725]         Fixed          [5.40]         [4.47]        54-79 (26)           Aaa / AAA
Class A-7          [$71,738]       Fixed (b)        [7.45]         [5.73]        79-91 (13)           Aaa / AAA
Class A-8          [$48,650]       Fixed (b)        [6.14]         [4.97]        37-91 (55)           Aaa / AAA
Class A-9IO        [$48,650]        IO   (c)         N/A           [1.42]            N/A              Aaa / AAAr
----------------------------------------------------------------------------------------------------------------------
                 Certificates backed by Group Two (Adjustable Rate) Loans
Class A-10        [$125,000]     Floating (d)       [2.48]         [2.13]         1-91 (91)           Aaa / AAA
----------------------------------------------------------------------------------------------------------------------

Notes:
(a)           The certificates will be priced to the 10% Optional Termination.
(b) The Pass-Through Rate on the Class [A-7 and A-8] Certificates will equal the lesser of (i) their respective Pass-Through Rates, and
              (ii) the weighted average Coupon Rate of the Home Equity Loans, less the sum of (A) approximately [ ]% per annum plus (B) the product of the Class A-9IO Pass-Through Rate and the Class A-9IO Notional Balance divided by the Loan Balance of the Home Equity Loans. The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the Clean-up Call Date.
(c)           The Class A-9IO Certificates are interest only Certificates.
              Interest on the Class A-9IO will be paid on a notional principal balance equal to the then outstanding principal balance of the Class A-8 Certificates (initially $[ ]) at a Pass-Through Rate of [ ]% per annum, from the first Payment Date until the Payment Date in [September 2001].
(d) The Pass-Through Rate on the Class A-10 Certificates adjusts monthly based on One Month LIBOR, and will be the lesser of One Month LIBOR + [ ]%, and (ii) the weighted average Coupon Rate of the Home Equity Loans, less approximately [ ]% per annum.

Prepayment Pricing
Speed Assumption:                   Group One:  4% CPR, increasing to 25% CPR over 12 months
                                    Group Two:  30% CPR

Payment Date:                       The 20th day of each month (or the next Business Day thereafter) commencing on
                                    October 20, 1998.

Payment Delay:                      With the exception of the Class A-1 and A-10 Certificates, 19 days. With respect to the Class A-1 and A-10 Certificates, 0 days.

Settlement (Closing) Date:          On or about September 29, 1998.

Cut-off Date:                       September 1, 1998 (close of business)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 1

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                            DESCRIPTION OF SECURITIES

Title of Securities:                IMC Home Equity Loan Trust 1998-6

Lead Underwriter:                   Deutsche Bank Securities Inc.

Co-Underwriters:                    To be determined

Seller and Servicer:                IMC Mortgage Company

Depositor:                          IMC Securities, Inc.

Trustee:                            The Chase Manhattan Bank

Offering Amount:                    [$820,000,000]

Home Equity Loans:                  The home equity loans to be conveyed to the
                                    Trust (the "Home Equity Loans") will consist
                                    of two groups (each, a "Home Equity Loan
                                    Group"):

                                    Group One: Group One will consist of
                                    approximately [$695,000,000] of fixed rate home equity loans.

                                    Group Two: Group Two will consist of
                                    approximately [$125,000,000] of adjustable rate home equity loans.

Certificates:                       Fixed Rate Certificates: Class A-1 through
                                    Class A-9IO Certificates, which shall
                                    receive distributions as a result of
                                    payments of principal and interest on the
                                    Group One Loans (and, to a limited extent,
                                    from cross-collateralization, as described
                                    below).

                                    Adjustable Rate Certificates: Class A-10
                                    Certificates, which shall receive
                                    distributions as a result of payments of principal and interest on the Group Two
                                    Loans (and, to a limited extent, from
                                    cross-collateralization, as described
                                    below).



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 2

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                      DESCRIPTION OF SECURITIES (Continued)

Form of Offering:                   Book-Entry form, same-day funds through DTC,
                                    Euroclear, and CEDEL.

Denominations:                      Minimum denominations of $25,000 and
                                    multiples of $1,000 thereafter.

Servicing/Other Fees:               The collateral is subject to certain fees,
                                    including a servicing fee of 0.50% per annum payable monthly, Certificate Insurer fees, and trustee fees.

Advancing by Servicer:              The Servicer is required to advance from its
                                    own funds any delinquent payment of interest
                                    (not principal) unless such interest is
                                    deemed to be non-recoverable.

Interest Accrual Period:            With the exception of the Class A-1 and A-10
                                    Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related
                                    Payment Date based on a 30/360 day year.

                                    With respect to any Payment Date, the Class
                                    A-1 and A-10 Certificates will be entitled to interest which has accrued thereon from the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the Current Payment Date at the Class A-1 and A-10 Certificate Interest Rate. Calculations of Interest on the Class A-1 and A-10 Certificates will be made on the basis of the actual number of days elapsed in the related accrual period and a year of 360 days.

Class A-1 Maturity:                 The final Payment Date for the Class A-1
                                    Certificates will be [September 21, 1999,] at which time the remaining Certificate
                                    Principal Balance, if any, of the Class A-1 certificates will be paid in full. If the principal remittance amount for such Payment
                                    Date is not sufficient to pay in full the remaining Certificate Principal Balance, if any then outstanding, of the Class A-1
                                    Certificates on such date, a draw will be made on one of the FSA Insurance Policies in the amount of such shortfall.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 3

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                      DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:               Credit enhancement with respect to the
                                  Certificates will be provided by (a) excess spread, (b) overcollateralization, (c) cross-collateralization of Group One and Group
                                  Two, and (d) the Financial Security Assurance,
                                  Inc. ("FSA") Insurance Policies.

                                  Excess Spread: Interest collections on the Home Equity Loans in excess of those needed to make distributions of interest on the Certificates will be available to cover realized losses.

                                  Overcollateralization: Excess Spread, to the extent not needed to cover realized losses, will be used to pay principal on the Certificates, creating overcollateralization.
                                  The creation of and maintenance of
                                  overcollateralization is subject to certain floors, caps and triggers, and the required level of overcollateralization may increase or decrease over time.

                                  Cross-collateralization: Excess Spread
                                  generated by one Home Equity Loan Group may be applied to fund shortfalls in available funds, or to cover an overcollateralization deficiency in the other Home Equity Loan Group, subject to certain prior debt service and credit enhancement requirements of such Home Equity Loan Group.

                                  FSA Insurance Policies: FSA (the "Certificate Insurer") will issue two certificate guaranty insurance policies, one with respect to the Fixed Rate Certificates and the other with respect to the Class A-10 Certificates. The Insurance policies will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any realized losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insured Payments do not cover realized losses except to the extent that an overcollateralization deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an overcollateralization deficit would otherwise result therefrom. The Insurance Policies are not cancelable for any reason.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 4

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                      DESCRIPTION OF SECURITIES (Continued)

Limited Initial Turbo:            85% of the Excess Spread from each Home Equity
                                  Loan Group will be used to accelerate the bonds until the overcollateralization target is reached. To the extent necessary, and subject to certain performance tests, 100% of the excess cash flow will be available to accelerate the Certificates to the overcollateralization target.

Class A-8 Lockout
Distribution Amount:              For any Payment Date, the product of (i) the
                                  applicable Class A-8 Lockout Percentage and
                                  (ii) the product of (a) the Class A-8
                                  principal balance divided by the aggregate
                                  Certificate Principal Balance of the Fixed
                                  Rate Certificates immediately prior to such Payment Date, and (b) the Principal
                                  Distribution Amount for the Fixed Rate Group for such Payment Date.

Class A-8 Lockout
Percentage Payments:                Dates (Periods)                                     Lockout Percentage
                                    ---------------                                     ------------------
                                    Oct. 1998 - Sept. 2001    (1-36)                    0%
                                    Oct. 2001 - Sept. 2003    (37-60)                   45%
                                    Oct. 2003 - Sept. 2004    (61-72)                   80%
                                    Oct. 2004 - Sept. 2005    (73-84)                   100%
                                    Oct. 2005 and thereafter  (85-  )                   300%

Optional Termination:             The first Monthly Remittance Date on which the
                                  aggregate Loan Balance of the Home Equity
                                  Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date
                                  (the "Clean-up Call Date").

Federal Tax Aspects:              The Trust will consist of two segregated asset
                                  pools, (the "Upper-Tier REMIC" and the
                                  "Lower-Tier REMIC"). Each class of the Offered
                                  Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 5

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                      DESCRIPTION OF SECURITIES (Continued)

ERISA Considerations:             The Certificates may be purchased by employee
                                  benefit plans that are subject to ERISA.

Legal Investment
Considerations:                   The Class A-1 Certificates will be eligible
                                  for purchase by money market funds under Rule
                                  2a-7.

                                  The Class A-10 Certificates will be SMMEA eligible. The Class A-1 through Class A-9IO Certificates will NOT constitute "mortgage-related securities" for purposes of SMMEA.


Prospectus:                       The Certificates are being offered pursuant to
                                  a Prospectus which includes a Prospectus
                                  Supplement (together, the "Prospectus").
                                  Complete information with respect to the Certificates and the Home Equity Loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 6

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------


                         BOND SENSITIVITY TO PREPAYMENTS

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-1                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             5.644       5.629       5.632        5.639       5.653       5.662
Avg. Life (Years)              2.405       0.448       0.361        0.304       0.265       0.234
Mod. Dur.                      2.119       0.430       0.348        0.294       0.256       0.226
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       4/04        7/99         5/99        4/99        3/99         2/99
Window (Years)                 5.583       0.833       0.667        0.583       0.500       0.417
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-2                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.106       5.950       5.876        5.809       5.746       5.689
Avg. Life (Years)             10.981       1.770       1.266        1.003       0.842       0.734
Mod. Dur.                      7.682       1.623       1.181        0.945       0.798       0.698
First Pay                      4/04        7/99         5/99        4/99        3/99         2/99
Last Pay                       6/13        7/01         9/00        4/00        12/99       10/99
Window (Years)                 9.250       2.083       1.417        1.083       0.833       0.750
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-3                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             5.869       5.809       5.771        5.734       5.696       5.659
Avg. Life (Years)             14.725       3.846       2.626        2.000       1.614       1.353
Mod. Dur.                      9.628       3.345       2.366        1.836       1.498       1.266
First Pay                      6/13        7/01         9/00        4/00        12/99       10/99
Last Pay                       6/13        9/03         2/02        4/01        10/00        5/00
Window (Years)                 0.083       2.250       1.500        1.083       0.917       0.667
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-4                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             5.912       5.880       5.854        5.827       5.799       5.771
Avg. Life (Years)             16.475       6.032       4.040        3.000       2.385       1.968
Mod. Dur.                     10.262       4.935       3.496        2.675       2.165       1.808
First Pay                      6/13        9/03         2/02        4/01        10/00        5/00
Last Pay                       11/17       1/06         7/03        4/02        7/01         1/01
Window (Years)                 4.500       2.417       1.500        1.083       0.833       0.750
------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 7

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------



                   BOND SENSITIVITY TO PREPAYMENTS (continued)

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-5                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.038       6.017       5.995        5.974       5.951       5.928
Avg. Life (Years)             21.088       8.537       5.443        4.000       3.114       2.548
Mod. Dur.                     11.652       6.493       4.514        3.457       2.762       2.298
First Pay                      11/17       1/06         7/03        4/02        7/01         1/01
Last Pay                       10/21       7/08        11/04        3/03        3/02         7/01
Window (Years)                 4.000       2.583       1.417        1.000       0.750       0.583
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-6                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.152       6.138       6.124        6.106       6.088       6.068
Avg. Life (Years)             25.119      11.712       7.749        5.400       4.146       3.316
Mod. Dur.                     12.510       8.121       5.983        4.465       3.557       2.915
First Pay                      10/21       7/08        11/04        3/03        3/02         7/01
Last Pay                       9/25        9/12         6/08        4/05        9/03         9/02
Window (Years)                 4.000       4.250       3.667        2.167       1.583       1.250
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-7                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.571       6.561       6.551        6.539       6.525       6.511
Avg. Life (Years)             27.691      14.296       10.127       7.450       5.772       4.648
Mod. Dur.                     12.478       9.037       7.199        5.728       4.666       3.889
First Pay                      9/25        9/12         6/08        4/05        9/03         9/02
Last Pay                       7/26        1/13        11/08        4/06        9/04         8/03
Window (Years)                 0.917       0.417       0.500        1.083       1.083       1.000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-8 (NAS)                 0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             5.966       5.951       5.946        5.941       5.933       5.923
Avg. Life (Years)             11.955       7.694       6.851        6.140       5.289       4.558
Mod. Dur.                      8.209       5.912       5.412        4.965       4.398       3.878
First Pay                      10/01       10/01       10/01        10/01       10/01       10/01
Last Pay                       6/13        1/13        11/08        4/06        9/04         8/03
Window (Years)                11.750      11.333       7.167        4.583       3.000       1.917
------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 8

September 21, 1998                                   Deutsche Bank Securities[/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)

------------------------------------------------------------------------------------------------------
Priced to Call                                     % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-10                      0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Avg. Life (Years)             21.312       5.152       3.415        2.483       1.909       1.516
Mod. Dur.                     11.237       3.936       2.809        2.133       1.686       1.365
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       7/26        1/13        11/08        4/06        9/04         8/03
Window (Years)                27.833      14.333       10.167       7.583       6.000       4.917
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Maturity                                 % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-7                       0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             6.576       6.603       6.632        6.641       6.624       6.591
Avg. Life (Years)             28.374      16.627       12.905       9.859       7.402       5.593
Mod. Dur.                     12.588       9.798       8.416        6.976       5.613       4.490
First Pay                      9/25        9/12         6/08        4/05        9/03         9/02
Last Pay                       5/28        5/24         6/18        2/14        3/12        10/09
Window (Years)                 2.750      11.750       10.083       8.917       8.583       7.167
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Maturity                                 % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-8 (NAS)                 0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)             5.966       5.951       5.950        5.957       5.986       6.019
Avg. Life (Years)             11.955       7.699       6.918        6.388       5.977       5.657
Mod. Dur.                      8.209       5.914       5.446        5.114       4.845       4.628
First Pay                      10/01       10/01       10/01        10/01       10/01       10/01
Last Pay                       6/13        6/13         6/13        6/13        1/12         8/09
Window (Years)                11.750      11.750       11.750      11.750      10.333       7.917
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Priced to Maturity                                 % of Prepayment Assumption
------------------------------------------------------------------------------------------------------
CLASS A-10                      0%          50%         75%         100%        125%         150%
------------------------------------------------------------------------------------------------------
Avg. Life (Years)             21.518       5.477       3.607        2.611       1.996       1.576
Mod. Dur.                     11.275       4.052       2.900        2.206       1.741       1.406
First Pay                      10/98       10/98       10/98        10/98       10/98       10/98
Last Pay                       6/28        1/25         4/18        3/13        11/09        7/07
Window (Years)                29.750      26.333       19.583      14.500      11.167       8.833
------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 9

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP ONE COLLATERAL -- FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Group One Collateral (Fixed Rate)
  as of 9/1/98:
Total Number of Loans:                                                   11,673
Total Outstanding Loan Balance:                                    $695,000,074
     Balloon (% of Total):                                                29.92%
     Level Pay (% of Total):                                              70.08%
Average Loan Principal Balance (Current):                               $59,539
Weighted Average CLTV:                                                    76.51%
% of Pool with CLTVs>90%:                                                  2.56%
Weighted Average Coupon:                                                  10.76%
Weighted Average Remaining Term to Maturity (months):                       257
Weighted Average Seasoning (months):                                          3
Weighted Average Original Term (months):                                    260

Range of Original Terms:                                                Level Pay                  Balloon
                                                                        ---------                  -------
                                                                  Up to 60:      0.15%       Up to 60:      0.02%
                                                                  61 - 120:      2.90%       61 - 120:      0.09%
                                                                 121 - 180:     21.58%      121 - 180:     99.83%
                                                                 181 - 240:     14.78%      181 - 240:      0.01%
                                                                 241 - 300:      2.81%      241 - 300:      0.04%
                                                                 301 - 360:     57.78%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 10

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
State Concentration - Group One                    #            Balance        %
--------------------------------------------------------------------------------
Alabama                                            7            458,308     0.07
Alaska                                             2             84,198     0.01
Arizona                                           85          5,040,259     0.73
Arkansas                                          41          2,029,531     0.29
California                                       105          8,108,763     1.17
Colorado                                          98          6,409,792     0.92
Connecticut                                      181         13,536,767     1.95
Delaware                                          32          1,884,301     0.27
Florida                                        1,261         65,943,357     9.49
Georgia                                          418         22,570,256     3.25
Hawaii                                             3            555,191     0.08
Idaho                                             20            881,811     0.13
Illinois                                         558         36,343,934     5.23
Indiana                                          535         25,045,983     3.60
Iowa                                              46          2,610,657     0.38
Kansas                                            22          1,131,409     0.16
Kentucky                                         194         10,074,367     1.45
Louisiana                                        162          7,516,985     1.08
Maine                                             12            690,674     0.10
Maryland                                         434         28,982,176     4.17
Massachusetts                                    230         16,928,713     2.44
Michigan                                       1,076         62,859,784     9.04
Minnesota                                         93          6,375,385     0.92
Mississippi                                      133          6,128,605     0.88
Missouri                                         105          4,862,878     0.70
Montana                                           11            585,491     0.08
Nebraska                                          42          1,741,068     0.25
Nevada                                            18          1,478,549     0.21
New Hampshire                                     15          1,006,465     0.14
New Jersey                                       498         38,841,439     5.59
New Mexico                                       101          6,619,054     0.95
New York                                       1,249         89,783,674    12.92
North Carolina                                   656         38,272,389     5.51
North Dakota                                       1             58,057     0.01
Ohio                                             887         48,989,806     7.05
Oklahoma                                          36          1,506,024     0.22
Oregon                                            40          2,771,084     0.40
Pennsylvania                                     595         29,598,041     4.26
Rhode Island                                      78          5,560,563     0.80
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 11

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
State Concentration  - Group One (continued)       #            Balance        %
--------------------------------------------------------------------------------
South Carolina                                   393         20,705,265     2.98
South Dakota                                       1             58,178     0.01
Tennessee                                        523         31,021,966     4.46
Texas                                            116          7,199,906     1.04
Utah                                              58          3,855,415     0.55
Vermont                                           24          1,410,031     0.20
Virginia                                         247         13,639,171     1.96
Washington                                        50          3,571,133     0.51
District of Columbia                               1            101,894     0.01
West Virginia                                     65          2,866,843     0.41
Wisconsin                                        106          6,313,204     0.91
Wyoming                                            9            391,279     0.06
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original CLTV - Group One                          #            Balance        %
--------------------------------------------------------------------------------
5.01 -   10.00                                     6            166,247     0.02
10.01 -  15.00                                    21            496,836     0.07
15.01 -  20.00                                    33            858,490     0.12
20.01 -  25.00                                    54          1,529,810     0.22
25.01 -  30.00                                    83          2,727,716     0.39
30.01 -  35.00                                    82          2,926,378     0.42
35.01 -  40.00                                   115          4,522,510     0.65
40.01 -  45.00                                   137          5,753,589     0.83
45.01 -  50.00                                   265         11,531,714     1.66
50.01 -  55.00                                   271         12,760,474     1.84
55.01 -  60.00                                   428         20,755,658     2.99
60.01 -  65.00                                   691         38,035,746     5.47
65.01 -  70.00                                 1,097         62,408,230     8.98
70.01 -  75.00                                 1,654         98,488,190    14.17
75.01 -  80.00                                 3,380        223,770,336    32.20
80.01 -  85.00                                 1,562        106,131,041    15.27
85.01 -  90.00                                 1,160         84,334,338    12.13
90.01 -  95.00                                   156          4,679,081     0.67
95.01 - 100.00                                   478         13,123,692     1.89
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 12

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Gross Rate - Group One                     #            Balance        %
--------------------------------------------------------------------------------
4.001 -    5.000                                   1            187,774     0.03
6.001 -    7.000                                  18          2,153,521     0.31
7.001 -    8.000                                  80          6,450,156     0.93
8.001 -    9.000                                 784         60,491,186     8.70
9.001 -   10.000                               2,306        164,720,152    23.70
10.001 -  11.000                               3,477        219,063,185    31.52
11.001 -  12.000                               2,522        136,520,593    19.64
12.001 -  13.000                               1,507         68,781,584     9.90
13.001 -  14.000                                 713         27,309,436     3.93
14.001 -  15.000                                 205          7,313,801     1.05
15.001 -  16.000                                  45          1,389,122     0.20
16.001 -  17.000                                  10            390,810     0.06
17.001 -  18.000                                   4             81,818     0.01
18.001 -  19.000                                   1            146,936     0.02
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Balance - Group One                        #            Balance        %
--------------------------------------------------------------------------------
0.01 -              25,000.00                  1,915         35,119,329     5.05
25,000.01 -         50,000.00                  3,994        150,305,266    21.63
50,000.01 -         75,000.00                  2,788        170,969,127    24.60
75,000.01 -        100,000.00                  1,375        118,669,923    17.07
100,000.01 -       125,000.00                    763         85,505,401    12.30
125,000.01 -       150,000.00                    384         52,271,606     7.52
150,000.01 -       175,000.00                    232         37,474,647     5.39
175,000.01 -       200,000.00                    138         25,759,102     3.71
200,000.01 -       225,000.00                     65         13,895,090     2.00
225,000.01 -       250,000.00                      7          1,614,272     0.23
250,000.01 -       275,000.00                      7          1,852,731     0.27
275,000.01 -       300,000.00                      2            569,536     0.08
300,000.01 -       325,000.00                      1            319,715     0.05
325,000.01 -       350,000.00                      2            674,329     0.10
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term - Group One                         #            Balance        %
--------------------------------------------------------------------------------
=< 120                                           541         15,109,501     2.17
121 - 180                                      5,900        312,702,556    44.99
181 - 240                                      1,335         71,988,308    10.36
241 - 300                                        196         13,777,058     1.98
301 - 360                                      3,701        281,422,651    40.49
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 13

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type - Group One                          #            Balance        %
--------------------------------------------------------------------------------
Single Family - Detached                      10,258        604,230,188    86.94
Two to Four Family                               698         53,239,108     7.66
Single Family - Attached                         289         14,619,802     2.10
Condominium                                      170          8,582,432     1.23
Manufactured Housing                             166          8,300,248     1.19
Townhouse                                         61          3,340,346     0.48
Multi Family Residential                          17          1,406,517     0.20
PUD - Detached                                     9            805,539     0.12
Mixed Use                                          5            475,895     0.07
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age - Group One                                    #            Balance        %
--------------------------------------------------------------------------------
=<  1                                          1,467         88,517,131    12.74
2                                              3,183        187,461,033    26.97
3                                              3,306        195,233,973    28.09
4                                              1,911        113,475,918    16.33
5                                                909         54,476,926     7.84
6                                                328         21,111,382     3.04
7                                                218         14,652,746     2.11
8                                                122          7,443,943     1.07
9                                                 94          5,391,403     0.78
10                                                47          2,334,809     0.34
11                                                28          2,058,706     0.30
12                                                20            847,431     0.12
13 -  24                                          35          1,817,106     0.26
25 >=                                              5            177,567     0.03
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy - Group One                              #            Balance        %
--------------------------------------------------------------------------------
Primary                                       10,864        653,164,550    93.98
Investor                                         795         41,026,764     5.90
Secondary                                         14            808,760     0.12
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lien Position - Group One                          #            Balance        %
--------------------------------------------------------------------------------
First                                          9,470        631,336,391    90.84
Second                                         2,203         63,663,683     9.16
--------------------------------------------------------------------------------
Total:                                        11,673        695,000,074   100.00
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 14

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP TWO COLLATERAL - ADJUSTABLE RATE HOME EQUITY LOANS
Preliminary characteristics of Group Two Collateral (Adjustable Rate)
 as of 9/1/98:
Total Number of Loans:                                                    1,257
Total Outstanding Loan Balance:                                    $125,000,183
Average Loan Principal Balance (Current):                               $99,443
Weighted Average CLTV:                                                    78.27%
Maximum Balance:                                                       $486,092
Minimum Balance:                                                        $12,310
% of Pool with CLTVs>90%:                                                  0.15%
Weighted Average Coupon:                                                  10.08%
Weighted Average Remaining Term to Maturity (months):                       357
Weighted Average Seasoning (months):                                          3
Weighted Average Original Term (months):                                    360
Weighted Average Initial Periodic Rate Cap:                                2.32%
Weighted Average Subsequent Periodic rate Cap:                             1.13%
Weighted Average Life Cap:                                                16.60%
Weighted Average Month to Roll:                                              21
Weighted Average Gross Margin                                              6.97%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 15

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
State Concentration - Group Two                   #           Balance        %
-------------------------------------------------------------------------------
Arizona                                          18         2,018,853     1.62
Arkansas                                          4           399,999     0.32
California                                       56         9,043,052     7.23
Colorado                                         31         3,724,469     2.98
Connecticut                                      31         3,942,018     3.15
Delaware                                          2           175,286     0.14
Florida                                          77         7,011,963     5.61
Georgia                                          34         3,139,074     2.51
Hawaii                                            1            45,249     0.04
Idaho                                            24         2,077,108     1.66
Illinois                                        119        12,930,786    10.34
Indiana                                          54         2,990,660     2.39
Iowa                                              2           107,836     0.09
Kansas                                            2           109,357     0.09
Kentucky                                         15         1,100,067     0.88
Louisiana                                         9         1,302,832     1.04
Maine                                             1            57,325     0.05
Maryland                                         34         4,792,181     3.83
Massachusetts                                    32         3,675,283     2.94
Michigan                                         89         7,096,754     5.68
Minnesota                                        17         1,676,396     1.34
Mississippi                                       3           158,561     0.13
Missouri                                         17           958,161     0.77
Montana                                           4           301,660     0.24
Nebraska                                          1            86,320     0.07
Nevada                                           11         1,330,167     1.06
New Hampshire                                     1            74,598     0.06
New Jersey                                       60         8,481,730     6.79
New Mexico                                       14         1,704,760     1.36
New York                                         84         8,464,527     6.77
North Carolina                                   33         3,194,242     2.56
Ohio                                            130         8,960,535     7.17
Oklahoma                                          7           375,340     0.30
Oregon                                           18         2,170,635     1.74
Pennsylvania                                     37         3,792,928     3.03
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 16

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
State Concentration - Group Two (continued)       #           Balance        %
-------------------------------------------------------------------------------
Rhode Island                                      5           546,461     0.44
South Carolina                                   16         1,142,897     0.91
South Dakota                                      1            44,611     0.04
Tennessee                                        19         1,862,676     1.49
Texas                                            26         2,049,700     1.64
Utah                                             42         4,456,120     3.56
Vermont                                           1            51,329     0.04
Virginia                                         23         2,828,447     2.26
Washington                                       20         2,200,324     1.76
West Virginia                                    13         1,065,520     0.85
Wisconsin                                        17         1,075,722     0.86
Wyoming                                           2           205,664     0.16
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Original CLTV - Group Two                         #           Balance        %
-------------------------------------------------------------------------------
20.01 -  25.00                                    1           149,788     0.12
25.01 -  30.00                                    3           141,830     0.11
30.01 -  35.00                                    2            86,943     0.07
35.01 -  40.00                                   12         1,054,795     0.84
40.01 -  45.00                                    8           422,644     0.34
45.01 -  50.00                                   17           893,601     0.71
50.01 -  55.00                                   23         1,766,214     1.41
55.01 -  60.00                                   40         2,971,714     2.38
60.01 -  65.00                                   71         6,471,468     5.18
65.01 -  70.00                                  130         9,711,238     7.77
70.01 -  75.00                                  168        14,755,400    11.80
75.01 -  80.00                                  371        39,891,635    31.91
80.01 -  85.00                                  256        29,037,044    23.23
85.01 -  90.00                                  152        17,462,248    13.97
90.01 -  95.00                                    2           133,635     0.11
95.01 - 100.00                                    1            49,986     0.04
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 17

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Gross Rate - Group Two                    #           Balance        %
-------------------------------------------------------------------------------
7.001 -    8.000                                 19         2,795,795     2.24
8.001 -    9.000                                171        22,457,388    17.97
9.001 -   10.000                                402        44,447,936    35.56
10.001 -  11.000                                396        35,078,762    28.06
11.001 -  12.000                                180        14,455,306    11.56
12.001 -  13.000                                 63         4,577,878     3.66
13.001 -  14.000                                 15           797,944     0.64
14.001 -  15.000                                  9           322,212     0.26
15.001 -  16.000                                  2            66,963     0.05
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Balance - Group Two                       #           Balance        %
-------------------------------------------------------------------------------
0.01 -              25,000.00                    31           643,124     0.51
25,000.01 -         50,000.00                   226         8,799,760     7.04
50,000.01 -         75,000.00                   298        18,574,827    14.86
75,000.01 -        100,000.00                   219        19,219,282    15.38
100,000.01 -       125,000.00                   165        18,442,928    14.75
125,000.01 -       150,000.00                   122        16,777,569    13.42
150,000.01 -       175,000.00                    61         9,796,274     7.84
175,000.01 -       200,000.00                    46         8,622,136     6.90
200,000.01 -       225,000.00                    20         4,267,349     3.41
225,000.01 -       250,000.00                    16         3,796,794     3.04
250,000.01 -       275,000.00                    19         4,951,669     3.96
275,000.01 -       300,000.00                    10         2,876,533     2.30
300,000.01 -       325,000.00                    11         3,418,346     2.73
325,000.01 -       350,000.00                     6         2,040,667     1.63
350,000.01 -       375,000.00                     2           726,041     0.58
375,000.01 -       400,000.00                     4         1,560,792     1.25
475,000.01 -       500,000.00                     1           486,092     0.39
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Property Type - Group Two                         #           Balance        %
-------------------------------------------------------------------------------
Single Family - Detached                      1,108       111,491,963    89.19
Two to Four Family                               77         7,874,392     6.30
Condominium                                      30         2,209,496     1.77
Manufactured Housing                             13         1,068,068     0.85
Single Family - Attached                         13           995,033     0.80
Townhouse                                        11           989,113     0.79
Multi Family Residential                          5           372,117     0.30
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 18

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Maximum Coupon Rates - Group Two                  #           Balance        %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
13.001 -  14.000                                  2           494,873     0.40
14.001 -  15.000                                 80        11,649,331     9.32
15.001 -  16.000                                283        34,189,209    27.35
16.001 -  17.000                                409        40,403,520    32.32
17.001 -  18.000                                307        25,613,842    20.49
18.001 -  19.000                                119         9,249,535     7.40
19.001 -  20.000                                 43         2,871,166     2.30
20.001 -  21.000                                  9           367,234     0.29
21.001 -  22.000                                  4           129,981     0.10
22.001 -  23.000                                  1            31,492     0.03
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Minimum Coupon Rates - Group Two                  #           Balance        %
-------------------------------------------------------------------------------
2.001 -    3.000                                  4           538,195     0.43
3.001 -    4.000                                  1           166,126     0.13
4.001 -    5.000                                 10         1,205,499     0.96
5.001 -    6.000                                 45         5,833,962     4.67
6.001 -    7.000                                 63         7,693,699     6.15
7.001 -    8.000                                 97        10,603,824     8.48
8.001 -    9.000                                189        21,955,449    17.56
9.001 -   10.000                                316        33,440,991    26.75
10.001 -  11.000                                316        27,802,678    22.24
11.001 -  12.000                                142        11,002,097     8.80
12.001 -  13.000                                 54         3,834,549     3.07
13.001 -  14.000                                 10           568,893     0.46
14.001 -  15.000                                  8           287,258     0.23
15.001 -  16.000                                  2            66,963     0.05
-------------------------------------------------------------------------------
Total:                                        1,257       125,000,183   100.00
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 19

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Next Coupon Rate Change  - Group Two               #           Balance        %
(6 Month LIBOR)
--------------------------------------------------------------------------------
September 1998                                     8           667,154     0.54
October 1998                                       6           622,520     0.50
November 1998                                     22         3,420,378     2.77
December 1998                                     26         2,731,633     2.21
January 1999                                      33         4,483,113     3.63
February 1999                                     43         4,448,881     3.60
March 1999                                         5           804,689     0.65
May 1999                                           5           689,271     0.56
July 1999                                          5           421,671     0.34
August 1999                                        2           193,758     0.16
September 1999                                     5           467,914     0.38
October 1999                                       2            67,752     0.05
November 1999                                      6           678,289     0.55
December 1999                                     25         2,430,744     1.97
January 2000                                      11           713,405     0.58
February 2000                                     18         2,094,924     1.70
March 2000                                        20         1,511,243     1.22
April 2000                                        31         2,584,140     2.09
May 2000                                          90         7,865,655     6.37
June 2000                                        218        19,055,189    15.43
July 2000                                        288        28,516,707    23.09
August 2000                                      135        12,918,132    10.46
September 2000                                    16         2,253,979     1.82
December 2000                                      1            51,206     0.04
January 2001                                       1           141,635     0.11
February 2001                                      8           885,057     0.72
March 2001                                        12         1,159,189     0.94
April 2001                                        29         3,156,231     2.56
May 2001                                          35         4,152,507     3.36
June 2001                                         63         7,342,986     5.94
July 2001                                         52         4,536,839     3.67
August 2001                                       25         2,308,279     1.87
September 2001                                     1            66,600     0.05
May 2003                                           1            81,719     0.07
--------------------------------------------------------------------------------
Total:                                         1,248       123,523,386   100.00
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 20

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Next Coupon Rate Change - Group Two                #           Balance        %
(CMT)
--------------------------------------------------------------------------------
December 1998                                      1           103,376     7.00
March 1999                                         1           143,589     9.72
April 1999                                         1           486,092    32.92
May 1999                                           2           285,962    19.36
June 1999                                          3           349,845    23.69
August 1999                                        1           107,935     7.31
--------------------------------------------------------------------------------
Total:                                             9         1,476,797   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margin - Group Two                                 #           Balance        %
(6 Month LIBOR)
--------------------------------------------------------------------------------
2.001 -     3.000                                  4           538,195     0.44
3.001 -     4.000                                  3           320,002     0.26
4.001 -     5.000                                 56         7,311,239     5.92
5.001 -     6.000                                267        30,687,985    24.84
6.001 -     7.000                                350        35,033,988    28.36
7.001 -     8.000                                300        26,655,801    21.58
8.001 -     9.000                                122        10,195,913     8.25
9.001 -    10.000                                 62         4,891,077     3.96
10.001 -  11.000                                  50         5,309,397     4.30
11.001 -  12.000                                  30         2,176,259     1.76
12.001 -  13.000                                   3           273,565     0.22
13.001 -  14.000                                   1           129,963     0.11
--------------------------------------------------------------------------------
Total:                                         1,248       123,523,386   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Margin  - Group Two                                #           Balance        %
(CMT)
--------------------------------------------------------------------------------
5.001 -   6.000                                    2           250,090    16.93
6.001 -   7.000                                    5           862,774    58.42
7.001 -   8.000                                    2           363,933    24.64
--------------------------------------------------------------------------------
Total:                                             9         1,476,797   100.00
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 21

September 21, 1998                                  Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term - Group Two                         #           Balance        %
--------------------------------------------------------------------------------
241 - 360                                      1,257       125,000,183   100.00
--------------------------------------------------------------------------------
Total:                                         1,257       125,000,183   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age - Group Two                                    #           Balance        %
--------------------------------------------------------------------------------
=< 1                                             213        21,270,496    17.02
2                                                371        37,194,045    29.76
3                                                299        28,617,686    22.89
4                                                150        15,928,182    12.74
5                                                 65         6,601,617     5.28
6                                                 41         3,742,000     2.99
7                                                 36         3,890,234     3.11
8                                                 14           947,320     0.76
9                                                 35         3,301,784     2.64
10                                                 8           819,814     0.66
11                                                 3           122,630     0.10
12                                                 7           754,977     0.60
13 - 24                                           15         1,809,397     1.45
--------------------------------------------------------------------------------
Total:                                         1,257       125,000,183   100.00
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. Pg. 22